UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2022

USA TRUCK INC.
(Exact name of registrant as specified in charter)

Delaware	1-35740	71-0556971
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

3200 Industrial Park Road
Van Buren, Arkansas	72956
(Address of principal executive offices)	(Zip Code)

479-471-2500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $0.01 Par Value	USAK	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Introductory Note
On September 15, 2022, USA Truck, Inc., a Delaware corporation (the “Company”), completed the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated June 23, 2022, by and among the Company, Schenker, Inc., a New York corporation (“Parent”), and Tango Merger, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.
Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

At the effective time of the Merger (the “Effective Time”), on the terms and conditions set forth in the Merger Agreement, each share of Company common stock, par value $0.01 per share (the “Company common stock”) that was issued and outstanding, other than shares that were cancelled pursuant to Section 2.1(b) of the Merger Agreement and Dissenting Shares (as defined in the Merger Agreement), were converted into the right to receive $31.72 in cash, without interest (the “Merger Consideration”), subject to any applicable withholding taxes.

At the Effective Time, each outstanding and unexercised option to purchase shares of Company common stock (whether vested or unvested and whether exercisable or unexercisable) (each a “Company Stock Option”) became fully vested and was cancelled in exchange for the right to receive a cash payment, without interest and subject to applicable tax withholding, of an amount equal to the product of (i) the total number of shares of Company common stock underlying each such Company stock option and (ii) the excess of the Merger Consideration over the exercise price per share of each such Company stock option.

At the Effective Time, each outstanding share of restricted stock of the Company (whether vested or unvested) (“restricted stock”) became fully vested and was cancelled in exchange for the right to receive a cash payment, without interest and subject to applicable tax withholding, of an amount equal to the product of (i) the total number of shares of Company common stock underlying each such award of restricted stock and (ii) the Merger Consideration.

At the Effective Time, each outstanding performance stock unit with respect to shares of Company common stock (whether vested or unvested) (each a “PSU”), became fully vested and was cancelled in exchange for the right to receive a cash payment, without interest and subject to applicable tax withholding, of an amount equal to the product of (i) the total number of shares of Company common stock underlying each such award of PSU and (ii) the Merger Consideration.

The aggregate consideration paid by Parent in the Merger was approximately $290 million, excluding related transaction fees and expenses. Such consideration was funded by Parent with cash on hand.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 of this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Merger, the Company notified the NASDAQ Global Select Market (“NASDAQ”) on September 15, 2022 of the consummation of the Merger and requested that the trading of the Company common stock on NASDAQ be suspended and that the listing of its shares on NASDAQ be withdrawn. The trading in the Company common stock was suspended prior to the opening of trading on September 15, 2022. The Company also requested that NASDAQ file with the Securities and Exchange Commission (“SEC”) an application on Form 25 to delist and deregister the Company common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the effectiveness of the Form 25, the Company intends to file with the SEC a Form 15 requesting the deregistration of the Company common stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01, and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 5.02, and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Merger, a change in control of the Company occurred, and the Company is now a wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Merger, as contemplated by the Merger Agreement (and not because of any disagreement with the Company), each of M. Susan Chambers, Robert E. Creager, Gary R. Enzor, Barbara J. Faulkenberry, Alexander D. Greene, Rajan C. Penkar, and James D. Reed resigned his or her respective position as a member of the Board of Directors of the Company (the “Company Board”) and from all committees of the Company Board on which such directors served, effective as of the Effective Time. Immediately following the Effective Time, David Buss, Brent Blake and Joseph Jaska became the directors of the Company (as the surviving corporation).

The officers of the Company immediately prior to the Effective Time continue to serve as officers of the Company (as the surviving corporation).

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the certificate of incorporation and bylaws of the Company were each amended and restated, and such amended and restated certificate of incorporation and bylaws became the certificate of incorporation and bylaws, respectively, of the Company (as the surviving corporation). Copies of the Amended and Restated Certificate of Incorporation of the Company (as the surviving corporation) and the Amended and Restated Bylaws of Company (as the surviving corporation) are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On September 15, 2022, the Company issued a press release announcing the consummation of the Merger. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of June 23, 2022, by and among the Company, Parent and Merger Sub (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed with the SEC on June 24, 2022).*

3.1	Amended and Restated Certificate of Incorporation of USA Truck, Inc.

3.2	Amended and Restated Bylaws of USA Truck, Inc.

99.1	Press Release, dated September 15, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date:	September 15, 2022	/s/ Zachary B. King
Zachary B. King
Executive Vice President and Chief Financial Officer